       The Universal Institutional Funds, Inc. Equity and Income Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Center  2/1/0    -     $99.53 $150,00  75,000    0.05%  0.07%    Banc    Banc
 point    7                    0,000     ,00                      of      of
Energy                                                          Americ  Americ
Resour                                                            a        a
  ces                                                           Securi
 6.250                                                           ties
  due                                                            LLC,
2/1/20                                                          Deutsc
  37                                                              he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                Morgan
                                                               Stanley,
                                                                 Citi,
         05/03    -                                             Credit
         /07                                                    Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
Capmark                                                        Greenwich
Financi                                                        Capital,
   al                   $99.96 $1,200,   250,00   0.02%  0.22    Daiwa    Citigr
 Group                         000,000     0              %    Securitie   oup
 5.875%                          ,00                            s SMBC
  due                                                           Europe,
5/10/20                                                        Mitsubish
   12                                                            i UFJ
                                                               Securitie
                                                                  s,
                                                               Wachovia
                                                               Securitie
                                                                s, West
                                                                LB AG,
                                                                Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

                                                                Morgan
                                                               Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                                 Daiwa
                                                               Securitie
                                                                s SMBC
                                                                Europe,
                                                               Mitsubish
Capmark                                                          i UFJ
Financi  05/03    -     $99.84 $500,00   10,000   0.00%  0.06  Securitie  Citigr
   al    /07                   0,000.0                    %       s,       oup
 Group                            0                            Wachovia
 6.30%                                                         Securitie
  due                                                           s, West
5/10/20                                                         LB AG,
   17                                                           Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited